                                                                    Exhibit 99.4


                        [LETTERHEAD OF NEUBERBER BERMAN}]


FOR IMMEDIATE RELEASE

CONTACT:
Robert Matza
Executive Vice President
Chief Operating Officer
Neuberger Berman
(212) 476-9808


                        NEUBERGER BERMAN'S FOURTH QUARTER
                      EARNINGS PER SHARE UP 14.1% TO $0.73

     NET INCOME FROM OPERATIONS FOR YEAR 2000 RISES 6.7% TO $140.6 MILLION,
                               OR $2.84 PER SHARE

                    ASSETS UNDER MANAGEMENT AT $55.5 BILLION
            REFLECT RECORD $22.5 BILLION IN PRIVATE ASSET MANAGEMENT


NEW YORK, January 23, 2001...Neuberger Berman (NYSE: NEU) today reported a 13.6% increase in net income to $36.1 million, or $0.73 per share (diluted) and $0.74 per share (basic), for the fourth quarter ended December 31, 2000. This compares with pro forma net income in the prior year quarter of $31.8 million, or $0.64 per share. All pro forma results for 1999 assume that the Company's initial public offering, completed on October 13, 1999, as well as the related reorganization and other transactions, had occurred at the beginning of that year.

Cash earnings for the quarter, which exclude non-cash expenses such as depreciation and amortization on a tax-effected basis, were $38.0 million, or $0.76 per share (diluted) and $0.78 per share (basic). This compares with 1999 pro forma cash earnings of $33.3 million, or $0.67 per share.

Net revenues after interest expense for the fourth quarter were $157.5 million, up 9.7% from pro forma net revenues in the 1999 period of $143.5 million. Assets under management at quarter-end were $55.5 billion, an increase of 2.0% from the prior year total of $54.4 billion.

The Company's common stock repurchase program continued in the quarter with the purchase of 157,354 shares in negotiated transactions for approximately $10 million. Since the inception of the $50 million program, 1,259,058 shares have been repurchased for approximately $43 million. The Company recently announced a new authorization for the additional repurchase of up to $75 million of the Company's common stock.

THE YEAR 2000
-------------

For the full year, net income from operations was up 6.7% to $140.6 million, or $2.84 per share (diluted) and $2.86 per share (basic), on net revenues after interest expense of $616.3 million. This excludes a financial statement tax benefit of $9.8 million, or $0.20 per share, in the first half of the year related to the change in the Company's stock price in connection with the Employee Defined Contribution Stock Incentive Plan. Pro forma net income from operations in 1999 was $131.8 million, or $2.64 per share, on pro forma net revenues after interest expense of $576.1 million.

Cash earnings for 2000 were $146.7 million, or $2.96 per share (diluted) and $2.99 per share (basic), versus $137.8 million on a pro forma basis, or $2.76 per share, in the prior year.

STRONG PROGRESS
---------------

Jeffrey B. Lane, President and Chief Executive Officer of Neuberger Berman, said: "To have achieved the results our Company has in the 15 months since we went public - in the face of the most erratic markets in recent memory - is quite encouraging. At the time of the public offering, we set out to improve investment performance, reverse the trend of negative cash flows in our mutual funds, diversify our products and services, and grow our asset and client base through internal development, acquisitions and the addition of investment management professionals with existing relationships. We have made strong progress toward these goals, perhaps even beyond our own expectations, particularly given the year's market declines of over 6% in the Dow, 10% in the S&P 500, and more than 39% in the NASDAQ Index.

"Much remains to be accomplished, of course, but our momentum is clearly positive. Investment performance, particularly in Private Asset Management, remains excellent. In the mutual fund and sub-advised account business net cash flow has been positive for the past three quarters - reaching $546 million for the year as compared to a negative flow of $4.3 billion in the previous year. The Private Asset Management national sales force has grown to 38 Client Consultants, and we are better diversified geographically as a result of expansions in Philadelphia, Houston, Atlanta, and Tampa. The combination of our capabilities in Private Asset Management, the national trust bank charter we recently received, and the wealth management expertise to be added through our pending acquisition of Executive Monetary

Management, will enable us to provide a truly unique and fully integrated spectrum of services to high net worth individuals and families.

"Going forward, we recognize that the investment management business will never be without its challenges, but we believe we have prepared a solid foundation to meet them. We also believe that the difficult conditions of the past year could very well convince more and more investors - large and small, individuals and institutions - of the inherent value, over the long term, in seeking professional advice and guidance for the management of their money. For these reasons, and others, we remain optimistic about Neuberger Berman's future."


                            PRIVATE ASSET MANAGEMENT

      4TH QUARTER NET REVENUES: $76.5 MILLION VS. $65.7 MILLION*, UP 16.3%
         2000 NET REVENUES: $290.7 MILLION VS. $260.1 MILLION*, UP 11.8%

      4TH QUARTER PRETAX INCOME: $38.2 MILLION VS. $33.2 MILLION*, UP 15.4%
         2000 PRETAX INCOME: $143.7 MILLION VS. $131.1 MILLION*, UP 9.6%


Assets under management in this segment at year end reached $22.5 billion, up 4.5% from $21.5 billion in the prior year and up slightly from $22.3 billion at the end of the previous quarter. Portfolio performance was strong during both the quarter and the year.

*Pro forma

Key drivers of the segment's growth in assets include improved cash flow as a result of solid investment performance, the addition of investment professionals with existing relationships, and the successful efforts of the national sales force. These Client Consultants, who numbered 38 at year end, up from 26 at the time of the public offering, generated more than $800 million in new assets for the year. The Company expects that the investments it continues to make in developing the sales force, coupled with geographic expansion, will produce significant contributions to future profits.

The Company will continue in its efforts to expand the asset base of this segment - which accounted for 47.2% of the year's net revenues and 58.2% of pretax profits - through a combination of growing internally, attracting experienced investment teams and pursuing acquisition opportunities. Most recently, as announced, the Company completed its acquisition of the private asset management business of Delta Capital Management on December 15th 2000, adding $536 million in assets under management, opened an office in Tampa, and significantly expanded its presence in Atlanta with the addition of a team of three professionals. Since the beginning of 2001, it also was granted a national trust bank charter and launched the Neuberger Berman National Trust Company, headquartered in Seattle. The announced acquisition of Executive Monetary Management, which provides wealth management services to high net worth individuals and families, is expected to close in the first quarter of 2001.



                          MUTUAL FUND AND INSTITUTIONAL

         4TH QUARTER REVENUES: $56.4 MILLION VS. $54.8 MILLION*, UP 2.9% 2000 NET REVENUES: $226.1 MILLION VS. $234.6 MILLION*, DOWN 3.6%

      4TH QUARTER PRETAX INCOME: $19.2 MILLION VS. $18.4 MILLION*, UP 4.8%
         2000 PRETAX INCOME: $78.7 MILLION VS. $87.2 MILLION*, DOWN 9.8%

Assets under management in this segment reached $33.0 billion at year end, slightly ahead of the prior year's total, but down from $34.2 billion at the end of the previous quarter, principally as a result of declines in the securities markets. These declines also contributed to net cash outflows in the segment of $10 million for the fourth quarter.

It is important, however, to note the following factors regarding cash flows:

- Cash flows from the mutual fund and sub-advised account business were positive, for the third consecutive period, by $660 million in the fourth quarter and by $546 million for the year;

- Total net cash outflows for the year of $1.2 billion were registered almost entirely in the first quarter of 2000, indicating positive momentum later in the year;

- That $1.2 billion in outflows represents a significant turnaround from the $7.6 billion in net cash outflows experienced in the 1999 year, $4.3 billion of which came from the mutual fund and sub-advised account business; and

- Most of the cash outflow for the year 2000 occurred in the traditionally low margin, institutional fixed income separate account business.

*Pro forma

The Company's continuing efforts to diversify its mutual fund product line were successful during the year, with the launch of the Technology Fund and Institutional Cash Trust in the spring and the announced acquisition of a small cap blend fund, the Fasciano Fund, which is anticipated to close by the end of the first quarter of 2001.

                        PROFESSIONAL SECURITIES SERVICES

      4TH QUARTER NET REVENUES: $26.4 MILLION VS. $21.7 MILLION*, UP 21.5%
         2000 NET REVENUES: $100.3 MILLION VS. $79.8 MILLION*, UP 25.7%

      4TH QUARTER PRETAX INCOME: $10.4 MILLION VS. $6.5 MILLION*, UP 60.2%
         2000 PRETAX INCOME: $36.8 MILLION VS. $23.3 MILLION*, UP 57.6%

Growth in this segment for the fourth quarter and throughout the year is primarily attributable to strong performance in the Professional Investor Clearing Services business. The Company is adding new clients to its roster of long-standing relationships and continues to market this capability actively, as it provides a stable and recurring source of revenues. Revenues from principal transactions were considerably higher year-over-year, but declined in the fourth quarter versus the prior year period because of a steep drop in the NASDAQ market.


                                    CORPORATE

This segment has been added to reflect various corporate expenses that previously had been contained in the Professional Securities Services segment. Lower revenues in the year 2000 reflect the decline in value of the seed money invested in new mutual funds. Also included are certain administrative costs primarily associated with external reporting for a public company.

*Pro forma

                                    * * *

Neuberger Berman is an investment advisory company that has provided clients with a broad range of investment products, services and strategies for more than 60 years. The Company engages in private asset management, tax planning and personal and institutional trust services, mutual funds and institutional management, and professional securities services for individuals, institutions, corporations, pension funds, foundations and endowments. Its website, and this news release, can be accessed at www.nb.com.

Statements made in this release that look forward in time involve risks and uncertainties and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Company's products' performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability of the Company to attract or retain key employees, inability of the Company to implement its operating strategy and acquisition strategy, inability of the Company to manage rapid expansion and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations.

NEUBERGER BERMAN INC. AND SUBSIDIARIES
CONSOLIDATED AND PRO FORMA CONDENSED STATEMENTS OF INCOME (UNAUDITED) FOR THE PERIODS ENDING
(IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                       THREE MONTHS ENDED                            FAV (UNFAV)
                                             -----------------------------------------      -------------------------------
                                                ACTUAL       ACTUAL      PRO FORMA (1)               CHANGE FROM
                                             ------------ -------------  -------------      -------------------------------
                                             DECEMBER 31, SEPTEMBER 30,   DECEMBER 31,      SEPTEMBER 30,      DECEMBER 31,
                                                2000          2000           1999               2000              1999
                                             -----------  ------------   -------------      -------------      ------------
REVENUES:
Investment advisory and administrative fees  $  101,268   $    101,108   $     92,566                0.2%              9.4%
Commissions                                      40,341         33,179         34,913               21.6%             15.5%
Interest                                         61,581         54,294         45,682               13.4%             34.8%
Principal transactions in securities               (925)         1,774          4,006            (152.1%)          (123.1%)
Clearance fees                                    3,441          3,193          2,922                7.8%             17.8%
Other income                                      2,195          1,782            522               23.2%            320.5%
                                             ----------   ------------   ------------
      GROSS REVENUES                            207,901        195,330        180,611                6.4%             15.1%
Interest expense                                 50,426         43,680         37,094             (15.4%)           (35.9%)
                                             ----------   ------------   ------------
      NET REVENUES AFTER INTEREST EXPENSE       157,475        151,650        143,517                3.8%              9.7%
                                             ----------   ------------   ------------

OPERATING EXPENSES:
Employee compensation and benefits               58,977         59,228         57,788                0.4%           (2.1%)
Information technology                            6,196          5,503          5,340             (12.6%)          (16.0%)
Rent and occupancy                                4,655          4,523          4,102              (2.9%)          (13.5%)
Brokerage, clearing and exchange fees             3,023          2,446          2,353             (23.6%)           (28.5%)
Advertising and sales promotion                   4,286          1,311          2,381            (226.9%)           (80.0%)
Distribution and fund administration              4,794          5,343          4,550               10.3%            (5.4%)
Professional fees                                 3,335          2,774          2,439             (20.2%)           (36.7%)
Depreciation and amortization                     3,211          2,907          2,701             (10.5%)           (18.9%)
Other expenses                                    5,877          5,637          5,755              (4.3%)            (2.1%)
                                             ----------   ------------   ------------
      TOTAL OPERATING EXPENSES                   94,354         89,672         87,409              (5.2%)            (7.9%)
                                             ----------   ------------   ------------
      NET INCOME BEFORE TAXES                    63,121         61,978         56,108                1.8%             12.5%
Provision for income taxes                       26,976         26,713         24,295              (1.0%)           (11.0%)
                                             ----------   ------------   ------------
      NET INCOME                             $   36,145   $     35,265   $     31,813                2.5%             13.6%
                                             ==========   ============   ============

NET INCOME PER COMMON SHARE
      Net income per share - Basic           $     0.74   $       0.72   $       0.64
                                             ==========   ============   ============
      Net income per share - Diluted         $     0.73   $       0.71   $       0.64
                                             ==========   ============   ============
CASH EARNINGS PER COMMON SHARE
      Cash earnings per share - Basic        $     0.78   $       0.75   $       0.67
                                             ==========   ============   ============
      Cash earnings per share - Diluted      $     0.76   $       0.74   $       0.67
                                             ==========   ============   ============
 Weighted average common shares
      outstanding - Basic                        48,804         48,945         49,928
                                             ==========   ============   ============
 Weighted average common shares
      outstanding - Diluted                      49,743         49,695         49,928
                                             ==========   ============   ============



Notes:
(1) Given the firm's conversion from partnership to corporation in the fourth quarter of 1999, management believes that the best measure by which to assess the firm's performance in 1999 is operating results on a pro forma basis, as if the IPO, reorganization and related transactions had taken place at the beginning of 1999.

      The Pro Forma Condensed Statement of Income gives effect to the following items:

      - Adjustment to reflect decrease in interest expense due to the repayment of short term borrowings and a portion of the subordinated note from net proceeds of the IPO and increase in interest expense due to refinancing the balance of the subordinated note.
      -     Adjustment to reflect compensation expense paid in corporate form.
      - Adjustment to reflect provision for income taxes in corporate form and reverse actual unincorporated business tax and state and local taxes.

NEUBERGER BERMAN INC. AND SUBSIDIARIES
CONSOLIDATED AND PRO FORMA CONDENSED STATEMENTS OF INCOME (UNAUDITED) FOR THE PERIODS ENDING
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         TWELVE MONTHS ENDED            FAV (UNFAV)
                                                   ---------------------------------   -------------
                                                      ACTUAL           PRO FORMA (1)    CHANGE FROM
                                                   --------------     --------------   -------------
                                                    DECEMBER 31,       DECEMBER 31,     DECEMBER 31,
                                                        2000               1999             1999
                                                   --------------     --------------   -------------
REVENUES:
Investment advisory and administrative fees        $     399,907      $     379,433            5.4%
Commissions                                              146,589            142,082            3.2%
Interest                                                 223,709            160,022           39.8%
Principal transactions in securities                       9,623             10,003           (3.8%)
Clearance fees                                            13,532             11,081           22.1%
Other income                                               6,428              4,059           58.4%
                                                   --------------     --------------
     GROSS REVENUES                                      799,788            706,680           13.2%
Interest expense                                         183,441            130,532          (40.5%)
                                                   --------------     --------------
     NET REVENUES AFTER INTEREST EXPENSE                 616,347            576,148            7.0%
                                                   --------------     --------------

OPERATING EXPENSES:
Employee compensation and benefits                       245,445            229,560           (6.9%)
Information technology                                    22,925             19,172          (19.6%)
Rent and occupancy                                        17,796             15,313          (16.2%)
Brokerage, clearing and exchange fees                     10,514             10,164           (3.4%)
Advertising and sales promotion                            9,251              9,259            0.1%
Distribution and fund administration                      18,977             19,436            2.4%
Professional fees                                         11,205              9,276          (20.8%)
Depreciation and amortization                             10,638             10,532           (1.0%)
Other expenses                                            22,675             20,931           (8.3%)
                                                   --------------     --------------
     TOTAL OPERATING EXPENSES                            369,426            343,643           (7.5%)
                                                   --------------     --------------
     NET INCOME BEFORE TAXES                             246,921            232,505            6.2%
Provision for income taxes                                96,565 (2)        100,675            4.1%
                                                   --------------     --------------
     NET INCOME                                    $     150,356      $     131,830           14.1%
                                                   ==============     ==============

NET INCOME PER COMMON SHARE
     Net income per share - Basic                  $        3.06      $        2.64
                                                   ==============     ==============
     Net income per share - Diluted                $        3.03      $        2.64
                                                   ==============     ==============
CASH EARNINGS PER COMMON SHARE
     Cash earnings per share - Basic               $        2.99      $        2.76
                                                   ==============     ==============
     Cash earnings per share - Diluted             $        2.96      $        2.76
                                                   ==============     ==============
 Weighted average common shares
     outstanding - Basic                                  49,099             49,998
                                                   ==============     ==============
 Weighted average common shares
     outstanding - Diluted                                49,595             49,998
                                                   ==============     ==============

Notes:
(1) Given the firm's conversion from partnership to corporation in the fourth quarter of 1999, management believes that the best measure by which to assess the firm's performance in 1999 is operating results on a pro forma basis, as if the IPO, reorganization and related transactions had taken place at the beginning of 1999.

      The Pro Forma Condensed Statement of Income gives effect to the following items:
      - Adjustment to reflect decrease in interest expense due to the repayment of short term borrowings and a portion of the subordinated note from net proceeds of the IPO and increase in interest expense due to refinancing the balance of the subordinated note.
      -   Adjustment to reflect compensation expense paid in corporate form.
      - Adjustment to reflect provision for income taxes in corporate form and reverse actual unincorporated business tax and state and local taxes.

(2) Provision for income taxes for the twelve months ended December 31, 2000, reflects a financial statement tax benefit of $9,750, related to the change in the price of the Company's stock in connection with the Company's Employee Defined Contribution Incentive Plan. In accordance with newly issued accounting interpretations, the six months ended June 30, 2000 was the last period that this benefit was adjusted for unvested shares.

NEUBERGER BERMAN INC. AND SUBSIDIARIES
SELECTED SEGMENT FINANCIAL DATA (UNAUDITED)
FOR THE PERIODS ENDING
(IN THOUSANDS)

                                                          THREE MONTHS ENDED                        FAV (UNFAV)
                                             ---------------------------------------------  ------------------------------
                                                ACTUAL          ACTUAL         PRO FORMA            CHANGE FROM
                                             ------------    -------------   -------------  ------------------------------
                                             DECEMBER 31,    SEPTEMBER 30,    DECEMBER 31,  SEPTEMBER 30,    DECEMBER 31,
                                                 2000            2000             1999          2000            1999
                                             -------------   -------------   -------------  -------------   --------------
PRIVATE ASSET MANAGEMENT
------------------------
NET REVENUES AFTER INTEREST EXPENSE          $     76,460    $     68,745    $     65,718          11.2%            16.3%

NET INCOME BEFORE TAXES                      $     38,239    $     33,331    $     33,150          14.7%            15.4%

MUTUAL FUND & INSTITUTIONAL
---------------------------
NET REVENUES AFTER INTEREST EXPENSE          $     56,352    $     59,448    $     54,785         (5.2%)             2.9%

NET INCOME BEFORE TAXES                      $     19,241    $     22,850    $     18,368        (15.8%)             4.8%

PROFESSIONAL SECURITIES SERVICES
--------------------------------
NET REVENUES AFTER INTEREST EXPENSE          $     26,360    $     22,951    $     21,690          14.9%            21.5%

NET INCOME BEFORE TAXES                      $     10,405    $      7,662    $      6,496          35.8%            60.2%

CORPORATE
---------
NET REVENUES (LOSS) AFTER INTEREST EXPENSE   $     (1,697)   $        506    $      1,324       (435.4%)         (228.2%)

NET LOSS BEFORE TAXES                        $     (4,764)   $     (1,865)   $     (1,906)      (155.4%)         (149.9%)

TOTAL
-----
NET REVENUES AFTER INTEREST EXPENSE          $    157,475    $    151,650    $    143,517           3.8%             9.7%

NET INCOME BEFORE TAXES                      $     63,121    $     61,978    $     56,108           1.8%            12.5%



                                                   TWELVE MONTHS ENDED          FAV (UNFAV)
                                             -------------------------------   -------------
                                                 ACTUAL          PRO FORMA      CHANGE FROM
                                             --------------   --------------   -------------
                                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2000             1999            1999
                                             --------------   --------------   -------------
PRIVATE ASSET MANAGEMENT
------------------------
NET REVENUES AFTER INTEREST EXPENSE          $     290,747    $     260,114           11.8%

NET INCOME BEFORE TAXES                      $     143,691    $     131,080            9.6%

MUTUAL FUND & INSTITUTIONAL
---------------------------
NET REVENUES AFTER INTEREST EXPENSE          $     226,144    $     234,567          (3.6%)

NET INCOME BEFORE TAXES                      $      78,689    $      87,230          (9.8%)

PROFESSIONAL SECURITIES SERVICES
--------------------------------
NET REVENUES AFTER INTEREST EXPENSE          $     100,314    $      79,830           25.7%

NET INCOME BEFORE TAXES                      $      36,791    $      23,341           57.6%

CORPORATE
---------
NET REVENUES (LOSS) AFTER INTEREST EXPENSE   $        (858)   $       1,637        (152.4%)

NET LOSS BEFORE TAXES                        $     (12,250)   $      (9,146)        (33.9%)

TOTAL
-----
NET REVENUES AFTER INTEREST EXPENSE          $     616,347    $     576,148            7.0%

NET INCOME BEFORE TAXES                      $     246,921    $     232,505            6.2%

NEUBERGER BERMAN INC. AND SUBSIDIARIES
ASSETS UNDER MANAGEMENT
FOR THE PERIODS ENDING
(IN MILLIONS)

                                                             THREE MONTHS ENDED                         FAV (UNFAV)
                                           --------------------------------------------------  --------------------------------
                                                                                                        CHANGE FROM
                                                                                               --------------------------------
                                            DECEMBER 31,     SEPTEMBER 30,      DECEMBER 31,    SEPTEMBER 30,     DECEMBER 31,
                                                2000              2000             1999             2000             1999
                                           ---------------   --------------   ---------------  ---------------   --------------
PRIVATE ASSET MANAGEMENT
------------------------

ASSETS UNDER MANAGEMENT (1)                $       22,510    $      22,286    $       21,539             1.0%             4.5%
MARKET FLOWS (1)
    Net additions (withdrawals)            $        1,082    $        (161)   $          (29)
    Market appreciation (depreciation)               (858)             651             1,954
                                           ---------------   --------------   ---------------
    Total increase                         $          224    $         490    $        1,925
                                           ===============   ==============   ===============
MUTUAL FUND & INSTITUTIONAL
---------------------------

EQUITY SEPARATE ACCOUNTS
------------------------
ASSETS UNDER MANAGEMENT (1)                $        6,402    $       6,616    $        6,458            (3.2%)           (0.9%)
MARKET FLOWS (1)
    Net additions (withdrawals)            $         (172)   $          40    $         (373)
    Market appreciation (depreciation)                (42)             210               694
                                           ---------------   --------------   ---------------
    Total increase (decrease)              $         (214)   $         250    $          321
                                           ===============   ==============   ===============
FIXED INCOME SEPARATE ACCOUNTS
------------------------------
ASSETS UNDER MANAGEMENT (1)                $        5,298    $       5,564    $        5,924            (4.8%)          (10.6%)
MARKET FLOWS (1)
    Net withdrawals                        $         (449)   $        (101)   $         (231)
    Market appreciation                               183              155                 3
                                           ---------------   --------------   ---------------
    Total increase (decrease)              $         (266)   $          54    $         (228)
                                           ===============   ==============   ===============
CONSULTANT SERVICES GROUP
-------------------------
ASSETS UNDER MANAGEMENT (1)                $        1,796    $       1,801    $        1,839            (0.3%)           (2.3%)
MARKET FLOWS (1)
    Net additions (withdrawals)            $          (49)   $          15    $          (38)
    Market appreciation                                44               59                72
                                           ---------------   --------------   ---------------
    Total increase (decrease)              $           (5)   $          74    $           34
                                           ===============   ==============   ===============
MUTUAL FUND AND SUB-ADVISED ACCOUNTS
------------------------------------
ASSETS UNDER MANAGEMENT (1) (2)            $       19,480    $      20,233    $       18,639            (3.7%)            4.5%
MARKET FLOWS (1) (2)
    Net additions (withdrawals)            $          660    $         270    $       (1,472)
    Market appreciation (depreciation)             (1,413)             956             2,364
                                           ---------------   --------------   ---------------
    Total increase (decrease)              $          (753)  $        1,226   $           892
                                           ===============   ==============   ===============
SUB-TOTAL MUTUAL FUND & INSTITUTIONAL
-------------------------------------
ASSETS UNDER MANAGEMENT                    $       32,976    $      34,214    $       32,860            (3.6%)            0.4%
MARKET FLOWS
    Net additions (withdrawals)            $          (10)   $         224    $       (2,114)
    Market appreciation (depreciation)             (1,228)           1,380             3,133
                                           ---------------   --------------   ---------------
    Total increase (decrease)              $       (1,238)   $       1,604    $        1,019
                                           ===============   ==============   ===============
TOTAL
-----
ASSETS UNDER MANAGEMENT                    $       55,486    $      56,500    $       54,399            (1.8%)            2.0%
MARKET FLOWS
    Net additions (withdrawals)            $        1,072    $          63    $       (2,143)
    Market appreciation (depreciation)             (2,086)           2,031             5,087
                                           ---------------   --------------   ---------------
    Total increase (decrease)              $       (1,014)   $       2,094    $        2,944
                                           ===============   ==============   ===============

NOTE 1: Segment assets under management and related market flows for prior periods have been reclassified to reflect presentation consistent with current period segment reporting.
NOTE 2: As of December 31, 2000, Mutual Fund and Sub-Advised Accounts includes $88 million of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, a decrease of $7 million from the prior quarter.

NEUBERGER BERMAN INC. AND SUBSIDIARIES
ASSETS UNDER MANAGEMENT
FOR THE PERIODS ENDING
(IN MILLIONS)

                                                          TWELVE MONTHS ENDED           FAV (UNFAV)
                                                    --------------------------------   --------------
                                                                                        CHANGE FROM
                                                                                       --------------
                                                     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                         2000             1999             1999
                                                    ---------------  ---------------   --------------
PRIVATE ASSET MANAGEMENT
------------------------

ASSETS UNDER MANAGEMENT (1)                         $       22,510   $       21,539             4.5%
MARKET FLOWS (1)
    Net additions                                   $        1,154   $          324
    Market appreciation (depreciation)                        (183)           2,948
                                                    --------------------------------
    Total increase                                  $          971   $        3,272
                                                    ================================
MUTUAL FUND & INSTITUTIONAL
---------------------------

EQUITY SEPARATE ACCOUNTS
------------------------
ASSETS UNDER MANAGEMENT (1)                         $        6,402   $        6,458           (0.9%)
MARKET FLOWS (1)
    Net withdrawals                                 $         (494)  $       (2,592)
    Market appreciation                                        438            1,250
                                                    --------------------------------
    Total decrease                                  $          (56)  $       (1,342)
                                                    ================================
FIXED INCOME SEPARATE ACCOUNTS
------------------------------
ASSETS UNDER MANAGEMENT (1)                         $        5,298   $        5,924           (10.6%)
MARKET FLOWS (1)
    Net withdrawals                                 $       (1,084)  $         (932)
    Market appreciation (depreciation)                         458              (93)
                                                    --------------------------------
    Total decrease                                  $         (626)  $       (1,025)
                                                    ================================
CONSULTANT SERVICES GROUP
-------------------------
ASSETS UNDER MANAGEMENT (1)                         $        1,796   $        1,839            (2.3%)
MARKET FLOWS (1)
    Net additions (withdrawals)                     $         (158)  $          133
    Market appreciation                                        115               35
                                                    --------------------------------
    Total increase (decrease)                       $          (43)  $          168
                                                    ================================
MUTUAL FUND AND SUB-ADVISED ACCOUNTS
------------------------------------
ASSETS UNDER MANAGEMENT (1) (2)                     $       19,480   $       18,639             4.5%
MARKET FLOWS (1) (2)
    Net additions (withdrawals)                     $          546   $       (4,257)
    Market appreciation                                        295            1,996
                                                    --------------------------------
    Total increase (decrease)                       $          841   $       (2,261)
                                                    ================================
SUB-TOTAL MUTUAL FUND & INSTITUTIONAL
-------------------------------------
ASSETS UNDER MANAGEMENT                             $       32,976   $       32,860             0.4%
MARKET FLOWS
    Net withdrawals                                 $       (1,190)  $       (7,648)
    Market appreciation                                      1,306            3,188
                                                    --------------------------------
    Total increase (decrease)                       $          116   $       (4,460)
                                                    ================================
TOTAL
-----
ASSETS UNDER MANAGEMENT                             $       55,486   $       54,399             2.0%
MARKET FLOWS
    Net withdrawals                                 $          (36)  $       (7,324)
    Market appreciation                                      1,123            6,136
                                                    ---------------  ---------------
    Total increase (decrease)                       $        1,087   $       (1,188)
                                                    ===============  ===============

NOTE 1: Segment assets under management and related market flows for prior periods have been reclassified to reflect presentation consistent with current period segment reporting.
NOTE 2: As of December 31, 2000, Mutual Fund and Sub-Advised Accounts includes $88 million of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds.